SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12


                               SERVICE 1st BANCORP
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No Fee Required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)   Title of each class of securities to which transaction applies: N/A

2)   Aggregate number of securities to which the transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid: N/A

          2)  Form, Schedule or Registration Statement No.: N/A

          3)  Filing Party: N/A

          4)  Date Filed: N/A

                              SERVICE 1st BANCORP

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2006

         The Annual Meeting of Shareholders (the "Annual Meeting") of Service 1st Bancorp (the "Company") will be held at the Tracy Office of the Company's subsidiary, Service 1st Bank (the "Bank"), 60 W. 10th Street, Tracy, California 95376, at 6:00 p.m. on May 18, 2006, for the purpose of considering and voting upon the following matters:

         1. Election of Directors. Electing the following twelve persons to the Board of Directors to serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified:

Dean F. Andal           Robert D. Lawrence              Michael K. Repetto

John O. Brooks          Frances C. Mizuno               Anthony F. Souza

Eugene C. Gini          Richard R. Paulsen              Albert Van Veldhuizen

Bryan R. Hyzdu          Toni Marie Raymus               Donald L. Walters

         2. Ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2006.

         4. Other Business. Transacting such other business as may properly come before the Annual Meeting and any postponements or adjournments thereof.

         All of the above matters are more fully described in the accompanying Proxy Statement.

         Article II, Section 7 of the Bylaws of Service 1st Bancorp provides for the nomination of directors in the following manner:

                  "Nominations for Election to Board of Directors. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations, other than those made by the Board of Directors, shall be made in writing and shall be delivered or mailed, with first-class United States mail postage prepaid, to the President by the later of: (i) the close of business twenty-one (21) days prior to any meeting of shareholders called for the election of directors; or
         (ii) seven (7) days after the date of mailing of notice of the meeting of shareholders. Shareholder nominations shall contain the following information: (a) the name, age, business address and, if known, residence address of each proposed nominee; (b) the principal occupation or employment of each proposed nominee; (c) the total number of shares of capital stock of the corporation that are beneficially owned by each proposed nominee and by the nominating shareholder; (d) the name and residence address of the notifying shareholder; and (e) any other information the corporation must disclose regarding director nominees in the corporation's proxy solicitation. Shareholder nominations shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a director from each proposed nominee. Nominations not made in accordance with this Section may be disregarded by the Chairman of the meeting, and if the Chairman so instructs, the inspectors of election may disregard all votes cast for each such nominee."

         Only those shareholders of record at the close of business on April 3, 2006 (the "Record Date"), will be entitled to notice of and to vote at the Annual Meeting.

         IT IS VERY IMPORTANT THAT EVERY SHAREHOLDER VOTE. WE URGE YOU TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING AND ELECT TO VOTE IN PERSON, YOU MAY DO SO. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                                       By Order of the Board of Directors

                                       /s/ JEAN STEBBINS
Dated: April 17, 2006                  ----------------------------------------
Tracy, California                      Jean Stebbins, Corporate Secretary

Mailed to Shareholders
on or about April 17, 2006


                                PROXY STATEMENT
                                      FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              SERVICE 1st BANCORP
                                  MAY 18, 2006


                                  INTRODUCTION

         The Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of Service 1st Bancorp (the "Company") to be held at 6:00 p.m. on May 18, 2006, at the Tracy Office of the Company's subsidiary, Service 1st Bank (the "Bank"), 60 W. 10th Street, Tracy, California 95376, and at any and all postponements or adjournments thereof.

Revocability of Proxies

         Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke that proxy prior to its exercise. The proxy may be revoked prior to the Annual Meeting by delivering to the Corporate Secretary of the Company either a written instrument revoking the proxy or a duly executed proxy bearing a later date. The proxy may also be revoked by the shareholder by attending and voting at the Annual Meeting. The proxy will be voted as directed by the shareholder giving the proxy and if no directions are given on the proxy, the proxy will be voted "FOR" the nominees of the Board of Directors as described in this Proxy Statement, "FOR" the ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2006, and, at the proxyholders' discretion, on such other matters, if any, which may come before the Annual Meeting and any and all postponements or adjournments of the Annual Meeting.

Solicitation of Proxies

         The solicitation of proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing, and mailing this Proxy Statement and the materia ls used in the solicitation of proxies for the Annual Meeting will be borne by the Company. It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors, and employees of the Company and the Bank may solicit proxies personally or by telephone, without receiving special compensation therefore. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasona ble expenses in forwarding the Proxy Statement to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of proxies, if management determines it to be advisable.

Voting Securities; Record Date; Cumulative Voting

         There were issued and outstanding 2,386,239 shares of the Company's common stock on April 3, 2006, which has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). On any matter submitted to the vote of the shareholders, each holder of Company common stock will be entitle d to one vote, in person or by proxy, for each share of common stock he or she held of record on the books of the Company as of the Record Date. Shares represented by proxies that reflect abstentions are treated as shares present and entitled to vote for purposes of determining a quorum, but have the same effect as a vote "AGAINST" a proposal. "Broker non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power under applicable rules of the stock exchange or other self-regulatory organization of which the broker or nominee is a member) are treated as shares present and entitled to vote for purposes of a quorum, but also have the same effect as a vote "AGAINST" a proposal. In connection with the election of directors, shares may be voted cumulatively if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to the voting for election of directors, of his or her intention to vote cumulatively. If any shareholder of the Company gives such notice, then all shareholders eligible to vote will be entitled to cumulate their shares in voting for the election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the shares held in his or her name as of the Record Date multiplied by the number of directors to be elected. These votes may be cast for any one nominee, or may be distributed among as many nominees as the shareholder sees fit.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

         The Company's bylaws provide that the number of directors of the Company shall not be less than nine (9) nor more than seventeen (17) until changed by an amendment to the bylaws adopted by the Company's shareholders. The bylaws further provide that the exact number of directors is set at twelve (12) until changed by a bylaw amendment duly adopted by the Company's shareholders or Board of Directors.

         The persons named below, all of whom are incumbent directors, are nominated for election as directors to serve until the 2007 Annual Meeting of Shareholders and until their successors are elected and qualified. Unless otherwise directed, votes will be cast by the proxyholders in such a way to effect, if possible, the election of the twelve (12) nominees named herein including, in the event of cumulative voting, the authority of the proxyholders to cumulate votes represented by the shares covered by proxies in the election of directors. The twelve (12) nominees for director receiving the most votes will be elected as directors. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies received will be voted by the proxyholders for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

         The following table sets forth the names of and certain information, as of April 3, 2006, concerning the persons nominated by the Board of Directors for election as directors of the Company.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION AS DIRECTORS OF THE NOMINEES WHOSE NAMES APPEAR BELOW.


                                        Year First
Name and Title                           Appointed       Principal Occupation
Other Than Director          Age         Director        During the Past Five Years
-------------------         -----        --------        ------------------------------------------------------------------------
Dean F. Andal                 47          2006           A Principal in Gerry N. Kamilos, LLC, a real estate investment concern, since 2005. Director of State & Local Tax, KPMG, LLP from 2003 to 2004.
                                                         Served as an elected member of California Board of Equalization from
                                                         1994 to 2002 and as its Chairman in 1998 and 2000. California Assemblyman
                                                         from 1990 to 1994.

John O. Brooks, Chairman      66          2000           Prior to joining the Bank on November 1, 2000, he was a Director and
of the Board and                                         President and Chief Executive Officer of Tracy Federal Savings Bank, Tracy,
Chief Executive Officer                                  California, from 1998 to 2000, and Bay Area Bank, Redwood City, California,
of the Company; Chairman                                 from 1992 to 1998.
of the Bank Board

Eugene C. Gini                67          1999           President and Chief Executive Officer of Collins Electric Company, Inc.,
                                                         an electrical contracting firm, Stockton, California, since 1987.

Bryan R. Hyzdu, President     47          1999           Prior to joining the Bank on November 10, 1999, he was a Regional Vice
of the Company; President                                President and Central Valley Portfolio Manager with Union Bank of
and Chief Executive                                      California, since 1992.
Officer of the Bank

Robert D. Lawrence, M.D.      65          1999           Pathologist and owner of Delta Pathology Associates Medical Group, Inc.,
                                                         Stockton, California, since 1973.

Frances C. Mizuno             49          1999           Civil Engineer and Assistant Executive Director of the San Luis and Delta
                                                         Mendota Water Authority, Byron, California, since 1992.

Richard R. Paulsen            47          1999           Life insurance agent for New York Life Insurance Company and a partner in
                                                         Resource Management Group, a securities and financial planning firm,
                                                         Stockton, California, since 1983.

Toni Marie Raymus             49          1999           President of Raymus Homes, Inc., land development and construction of homes, since 1996. Vice President of Raymus Construction, a construction company, since 2004. President and broker of Raymus Realty Group, real estate sales, since 1999. President of Destiny Homes, a custom home building company, Manteca, California, since 1997.

Michael K. Repetto            45          1999           Chief Executive Officer of Tracy Material Recovery Facility, a disposal and waste recycling company, Tracy, California, since 1995.
                                                         Co-owner and Operations Manager of Tracy Delta Solid Waste Management,
                                                         a waste management company, Tracy, California, since 1987.

Anthony F. Souza              65          1999           Owner of Souza Realty and Development, a real estate sales, development and consulting company, Tracy, California, since 1985.

Albert Van Veldhuizen         77          1999           Retired. Formerly, commercial real estate sales with Pan Pacific Financial, a real estate income property lender, Lodi, California, since 1994.

Donald L. Walters             50          1999           Managing member of Grower Direct Marketing, a fresh produce sales and worldwide shipping company, Stockton, California, since 1998. President and
                                                         Chief Executive Officer of Walters Carpet One, Stockton, California, from
                                                         1982 until 1997 when the business was sold.

(1) The year indicated in the preceding table represents the year each director was first appointed as a director of the Company and/or the Bank. The Company became the parent holding company for the Bank effective June 26, 2003, at which time all directors named in the chart above (except Director Andal) became directors of the Company. Director Andal was appointed as a director of the Bank on January 15, 2004 and a director of the Company on March 30, 2006.

         None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of the Company acting within their capacities as such. There are no family relationships between any two or more of the directors, officers or persons nominated or chosen by the Board of Directors to become a director or officer, except that Bryan R. Hyzdu and Donald L. Walters are brothers-in-law. No director or officer of the Company serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940. None of the nominees were subject to any legal proceedings involving violations of securities laws, convictions in a criminal proceeding (excluding traffic violations and minor offenses) or had a petition under bankruptcy laws filed against themselves or an affiliate within the last five years.

Security Ownership of Certain Beneficial Owners and Management

         Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, 5 percent or more of the outstanding shares of Company common stock, except as set forth in the table below. The following table sets forth, as of April 3, 2006, the number and percentage of shares of Company common stock beneficially owned, directly or indirectly, by each of the Company's directors, principal shareholders, the executive officers(1) named in the Summary Compensation Table, and all of the individuals named in the table as a group. Beneficial ownership generally includes shares over which a person named below has sole or shared voting or investment power and shares which such person has the right to acquire within 60 days of April 3, 2006. Unless otherwise indicated, the persons listed below have sole voting and investment powers respecting the shares beneficially owned.

------------------------------------------------------------------------------
                               Name and Address
                                      of          Amount and Nature
                                  Beneficial        of Beneficial     Percent
     Title of Class               Owner(2)           Ownership        of Class
------------------------------------------------------------------------------
 Common Stock, No Par Value    Dean F. Andal           22,762 (3)       0.95%

 Common Stock, No Par Value    Robert E. Bloch         26,454 (4)       1.10%

 Common Stock, No Par Value    John O. Brooks          48,675 (5)       2.01%

 Common Stock, No Par Value    Patrick Carman          34,635 (6)       1.44%

 Common Stock, No Par Value    Eugene C. Gini         116,416 (7)       4.86%

 Common Stock, No Par Value    Bryan R. Hyzdu          52,762 (8)       2.18%

 Common Stock, No Par Value    Robert D. Lawrence      66,126 (9)       2.77%

 Common Stock, No Par Value    Frances C. Mizuno       30,867 (10)      1.29%

 Common Stock, No Par Value    Richard R. Paulsen      39,561 (11)      1.65%

 Common Stock, No Par Value    Toni Marie Raymus       39,833 (12)      1.66%

 Common Stock, No Par Value    Shannon Reinard         10,850 (13)      0.45%

 Common Stock, No Par Value    Michael K. Repetto      30,009 (14)      1.25%

 Common Stock, No Par Value    Anthony F. Souza        91,036 (15)      3.80%

 Common Stock, No Par Value    Albert Van Veldhuizen   29,064 (16)      1.21%

 Common Stock, No Par Value    Donald L. Walters       32,388 (17)      1.35%

 All named individuals as a group (15 persons)        671,438 (18)     26.16%

(1) As used in this Proxy Statement, the term "executive officer" of the Company includes the Chief Executive Officer, President, Executive Vice President and Chief Financial Officer, and Executive Vice President and Chief Operating Officer/Chief Credit Officer of the Bank and Executive Vice President and Operations Manager of the Bank.
(2) The address for beneficial owners is c/o Service 1st Bancorp, 49 W. 10th Street, Tracy, California 95376.
(3) Mr. Andal has shared voting and investment powers as to 20,137 shares. Includes 2,625 shares subject to stock options exercisable within 60 days of the Record Date.
(4) Mr. Bloch has shared voting and investment powers as to 2,829 shares. Includes 23,625 shares subject to stock options exercisable within 60 days of the Record Date.
(5) Mr. Brooks has shared voting and investment powers as to 9,300 shares. Includes 39,375 shares subject to stock options exercisable within 60 days of the Record Date.
(6) Mr. Carman has shared voting and investment powers as to 18,885 shares. Includes 15,750 shares subject to stock options exercisable within 60 days of the Record Date.
(7) Mr. Gini has shared voting and investment powers as to 108,541 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(8) Mr. Hyzdu has shared voting and investment powers as to 21,262 shares. Includes 31,500 shares subject to stock options exercisable within 60 days of the Record Date.
(9)  Dr. Lawrence has shared voting and investment powers as to 66,126 shares.
(10) Ms. Mizuno has shared voting and investment powers as to 22,992 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(11) Mr. Paulsen has shared voting and investment powers as to 31,686 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(12) Ms. Raymus has shared voting and investment powers as to 31,958 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(13) Ms. Reinard has shared voting and investment powers as to 5,850 shares. Includes 5,000 shares subject to stock options exercisable within 60 days of the Record Date.
(14) Mr. Repetto has shared voting and investment powers as to 22,134 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(15) Mr. Souza has shared voting and investment powers as to 83,161 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(16) Mr. Van Veldhuizen has shared voting and investment powers as to 21,819 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(17) Mr. Walters has shared voting and investment powers as to 24,513 shares. Includes 7,875 shares subject to stock options exercisable within 60 days of the Record Date.
(18) Includes 180,875 shares subject to stock options exercisable within 60 days of the Record Date.


The Board of Directors and Committees

         The Company's Board of Directors held 13 meetings and the Bank Board of Directors held 12 meetings during 2005. In addition to meeting as a group to review the Company's business, members of the Board of Directors served on certain standing committees. During 2005, no director attended less than 75% of the aggregate of the number of meetings held by the Board of Directors and of all committee meetings on which such director served.

         The Executive Committee held 10 meetings during 2005. The Executive Committee consists of Directors Brooks, Gini, Hyzdu, Mizuno, Paulsen, and Souza. The Executive Committee reviews compensation and employee benefit plans and determines the compensation of the Company's executive officers.

         The Audit Committee held 6 meetings in 2005. The Audit Committee consists of Directors Repetto, Van Veldhuizen and Walters. The Audit Committee generally recommends the appointment of and oversees the Company's independent public accountants, monitors and reviews all audit and examination reports, financial and accounting organization and financial planning, reporting and internal controls. Each member of the audit committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. Director Van Veldhuizen has been designated by the Board of Directors as an "audit committee financial expert" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. In addition, each other member of the audit committee is "financially literate" as defined under Nasdaq Listing Rules (although such rules are not currently applicable to the Company) and qualified to review the Company's financial statements. See the audit committee report hereafter in this Proxy Statement for additional information regarding the functions of the Audit Committee.

         The Board of Directors has not established a nominating committee. The full Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is efficient in view of the size of the Board of Directors. Candidates are selected by a majority of directors who are "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and in accordance with a Nominating Charter adopted by a majority of such independent directors. The Nominating Charter includes a policy for consideration of candidates proposed by shareholders. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, Service 1st Bancorp, 49 W. 10th Street, Tracy, CA 95376. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. In addition to minimum standards of "independence" for non-employee directors and financial literacy, the Board of Directors considers various other criteria including the candidate's experience and expertise, financial resources, ability to devote the time and effort necessary to fulfill the responsibilities of a director and involvement in community activities in the market areas served by the Company and the Bank that may enhance the reputation of the Company and the Bank. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, evaluation of candidates by the Company's Board of Directors may include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, or such state and federal banking regulatory authorities, (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws, applicable laws and regulations. The Board of Directors may elect to use third parties in the future to identify or evaluate candidates for consideration by the Board of Directors. The Nominating Charter adopted by the Board of Directors is attached to this Proxy Statement as Appendix A.

         The Funds Management Committee held 6 meetings during 2005. The Funds Management Committee consists of Directors Brooks, Hyzdu, Lawrence, Mizuno and Raymus. The Funds Management Committee is responsible for managing the Bank's assets and liabilities so as to preserve the necessary liquidity, maximize net interest margin over time, and control interest rate risk. This involves overseeing deposit and loan pricing, establishing targeted asset and liability mix ratios, and formulating appropriate plans to ensure adequate capital for continued growth. The Funds Management Committee must establish and continually review Bank policies to ensure compliance with these goals.

         The Loan Committee held 37 meetings during 2005. The Loan Committee consists of Directors Brooks, Gini, Hyzdu, Souza and Van Veldhuizen. The Loan Committee is responsible for overseeing all of the Bank's lending functions. This includes establishing and ongoing review of the Bank's lending policies, making decisions on loans which exceed established lending limits for Bank personnel, reviewing loans approved within the lending authorities of the Bank personnel, reviewing problem and "Watch List" loans and the follow-up on established actions plans to correct identified deficiencies, reviewing past due loans and action plans to cure the payment defaults, and monitoring concentration risk within the Bank's loan portfolio.

         The Marketing Committee held 5 meetings during 2005. The Marketing Committee consists of Directors Andal, Hyzdu, Paulsen, Raymus and Walters. The Marketing Committee is responsible for overseeing the Company's outside marketing agency and developing strategies to grow loans and deposits.

         A majority of the members of the Board of Directors, each of whom is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, has established procedures for receipt and delivery of shareholder communications addressed to the Board of Directors. Any such shareholder communications, including communications by employees of the Company solely in their capacity as shareholders, should be mailed or delivered to the Company addressed as follows:
Board of Directors, Service 1st Bancorp, 49 W. 10th Street, Tracy, CA 95376.

         The Company encourages members of its Board of Directors to attend the Company's Annual Meeting of Shareholders each year. All of the directors, except Richard Paulsen, attended the Company's Annual Meeting of Shareholders held in 2005.

                             AUDIT COMMITTEE REPORT

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS OR FUTURE FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE THIS PROXY STATEMENT OR FUTURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILING.

         The Audit Committee consists of the following members of the Company's Board of Directors: Michael K. Repetto, Al Van Veldhuizen and Donald L. Walters. Each such member of the Committee is "independent" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002.

         The Committee operates under a written charter adopted by the Board of Directors which, among other matters, delineates the responsibilities of the Committee. The Committee's responsibilities include responsibility for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants engaged (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company's independent public accountants report directly to the Committee. The Audit Committee Charter is attached to this Proxy Statement as Appendix B.

         The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2005 with management and Vavrinek, Trine, Day & Co., LLP, the Company's independent public accountants. The Committee has also discussed with Vavrinek, Trine, Day & Co., LLP, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Committee has also received the letter from Vavrinek, Trine, Day & Co., LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) as may be modified or supplemented, and the Committee has discussed the independence of Vavrinek, Trine, Day & Co., LLP with that firm.

         Based on the Committee's review and discussions noted above, the Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Submitted by:

/s/ MICHAEL K. REPETTO        /s/ DONALD L. WALTERS      /s/ AL VAN VELDHUIZEN
------------------------      ----------------------     ----------------------
Michael K. Repetto            Donald L. Walters          Al Van Veldhuizen

Executive Officers

         The following table sets forth as of April 3, 2006, information concerning executive officers of the Company, excluding John O. Brooks, Chief Executive Officer, and Bryan R. Hyzdu, President, as to whom the same information has been previously disclosed above in connection with their nomination for election as directors of the Company.


------------------------------------------------------------------------------
                            Executive
                            Officer             Principal Occupation
 Name and Title      Age    Since(1)          During the Past Five Years
------------------------------------------------------------------------------

Patrick Carman,      56       2000      Prior to joining the Bank on August
Executive Vice                          7, 2000, he held positions as Senior
President and                           Vice President and Senior Credit
Chief Operating                         Officer from 1999 to 2000, Credit
Officer/Chief                           Administrator from 1998 to 1999, and
Credit Officer of                       as SBA portfolio manager from 1995
the Bank                                to 1998, at East County Bank,
                                        Antioch, California.
------------------------------------------------------------------------------

Robert E. Bloch,     58       2001      Prior to joining the Bank on March
Executive Vice                          26, 2001, he was Executive Vice
President and                           President and Chief Financial
Chief Financial                         Officer for Mission Community Bank,
Officer of the                          N.A., San Luis Obispo, California,
Company and the                         from 1999 to 2001, and Executive
Bank                                    Vice President and Chief Financial
                                        Officer of Heritage Oaks Bank, Paso
                                        Robles, California, from 1992 to
                                        1999.
------------------------------------------------------------------------------

Shannon Reinard,     48       2004      Prior to joining the Bank on March
Executive Vice                          4, 2002, she was Vice
President and                           President/Operations Manager at the
Operations Manager                      Concord Office of Civic Bank of
of the Bank                             Commerce from 2000 to 2002 and Vice
                                        President/Operations Administrator
                                        at the Antioch Office of East County
                                        Bank from 1996 to 2000
------------------------------------------------------------------------------

(1) The year indicated represents the year the named individual became an executive officer of the Bank and/or the Company.
(2) The Company became the parent holding company for the Bank effective June 26, 2003.


Executive Compensation

      The following table shows the compensation paid to the Company's executive officers for the three fiscal years ended December 31, 2005.

                           Summary Compensation Table

-----------------------------------------------------------------------------------------------------------------------------
                                                Annual Compensation                  Long Term Compensation
                                                                            ------------------------------------

                                                                                     Awards             Payouts
-----------------------   ------    -------------------------------------   -----------------------   ----------   ----------

        (a)                 (b)         (c)           (d)          (e)         (f)           (g)         (h)           (i)
-----------------------   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
                                                                                         Securities
                                                                 Other      Restricted   Underlying
                                                                 Annual       Stock       Options/      LTIP        All Other
    Name and                          Salary         Bonus    Compensation   Award(s)       SARs       Payouts    Compensation
Principal Position         Year       ($)(1)        ($)(2)       ($)(3)        ($)         (#)(4)        ($)         ($)(5)
-----------------------   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
John O. Brooks,             2005    $  138,539    $   24,776                                 15,000                $      -0-
Chief Executive Officer   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
                            2004    $  137,539    $   35,857                                    -0-                $    1,500
                          ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
                            2003    $  128,523    $      412                                    -0-                $    6,000
-----------------------   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
Bryan R. Hyzdu,             2005    $  154,384    $   23,744                                 15,000                $    5,143
President                 ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
                            2004    $  141,524    $   32,870                                    -0-                $    6,392
                          ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
                            2003    $  117,150    $      189                                    -0-                $   13,142
-----------------------   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
Robert E. Bloch,            2005    $  131,138    $   18,995                                  7,500                $    2,251
Executive Vice            ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
President and Chief         2004    $  108,676    $   26,958                                    -0-                $    1,200
Financial Officer         ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
                            2003    $  101,528    $      233                                    -0-                $    4,800
-----------------------   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
Patrick Carman,             2005    $  110,826    $   18,347                                  7,500                $    2,185
Executive Vice            ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
President and Chief         2004    $  100,503    $   24,808                                    -0-                $    1,200
Operating Officer/Chief   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
Credit Officer of           2003    $   93,750    $      226                                    -0-                $    4,800
the Bank
-----------------------   ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
Shannon Reinard,            2005    $   75,531    $   10,710                                  7,500                $      -0-
Executive Vice            ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
President and               2004    $   70,621    $   15,371                                 15,000                $      750
Operations Manager of     ------    ----------    ----------   ----------   ----------   ----------   ----------   ----------
the Bank (6)                2003    $   64,202    $      -0-                                    -0-                $    3,000
-----------------------------------------------------------------------------------------------------------------------------

(1) Amounts shown include cash and non-cash compensation earned and received by executive officers as well as amounts earned but deferred at the election of those officers under the 401(k) Plan and amounts paid for auto allowance which was added to the base salary of each executive officer beginning in April 2004. Mr. Brook's voluntarily agreed to a reduced salary during 2005, 2004 and 2003, to the amounts reflected in the table and provided under the terms of his employment agreement dated July 15, 2004, to reflect the comparable reduction in his availability due to illness. The executive officer employment agreements, each dated July 15, 2004 are discussed hereafter in this Proxy Statement under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."
(2) Amounts shown as bonus payments were earned or accrued during the year indicated and paid in the immediately following year, except that a portion of the bonus payments in 2005, 2004 and 2003 to each executive officer, except Ms. Reinard, were accrued and paid in 2005, 2004 and 2003 to cover taxes applicable to bank-owned life insurance policies on the lives of the executives in connection with the post-retirement benefit agreements for the executive officers described hereafter in this Proxy Statement under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements." The portions of the bonus payments attributable to such bank-owned life insurance taxes for 2005, 2004 and 2003 were as follows: Mr. Brooks, $6,132, $5,386 and $412; Mr. Hyzdu, $1,854, $1,698 and $189; Mr. Bloch, $2,953, $2,714 and $233; Mr. Carman,
     $2,723, $2,409 and $226; and Ms. Reinard, $-0- in each year.

(3) No executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of each such officer's total annual salary and bonus during 2005, 2004 and 2003.
(4) Amounts shown represent the number of shares granted in the year indicated as adjusted for a stock split in 2005. The Company has a 2004 Stock Option Plan (the "2004 Plan") which was adopted by the Board of Directors of the Company on February 19, 2004, and approved by shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004. The Company also has a 1999 Stock Option Plan (the "1999 Plan") pursuant to which options are outstanding. The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan. Under the 1999 Plan, options were permitted to be granted to non-employee directors, officers and employees of Service 1st Bank. Options granted under the 1999 Plan were either incentive options or nonstatutory options, however, only nonstatutory options were permitted to be granted to non-employee directors. Options granted became exercisable in accordance with a vesting schedule established at the time of grant. Vesting could not extend beyond ten years from the date of grant. The Company assumed the 1999 Plan in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company. Upon a change in control of the Company, options under the 1999 Plan become fully vested and exercisable, or may be assumed or equivalent options may be substituted by a successor corporation. Options are adjusted to protect against dilution in the event of certain changes in the Company's capitalization, including stock splits and stock dividends. All options granted to the named executive officers are incentive stock options and have an exercise price equal to the fair market value of the common stock on the date of grant. No options were granted under the 1999 Plan from and after June 26, 2003, the Effective Date of the reorganization described above and future grants of options thereunder were terminated, in accordance with the permit issued by the California Commissioner of Corporations to authorize the exchange of shares of common stock of the Company for the outstanding shares of common stock of the Bank in the reorganization.
(5) Amounts shown for each named executive officer include (i) any life/disability insurance premiums, (ii) an automobile allowance paid during the first three months of 2004 before such amounts were included in base salary effective in April 2004 (see footnote 1 above), (iii) an automobile allowance paid during 2003 (except for Shannon Reinard who was not an executive officer prior to 2004), and (iv) matching contributions on deferrals under the Company's 401(k) Plan which was adopted in 2000. Generally, all Company employees are eligible to participate in the 401(k) Plan. Participating employees may defer a portion of their compensation in the 401(k) Plan and the Company, at its option, may make matching contributions on participant's deferrals. During 2005, the Company matched 100% of the first 2% of the amount deferred by participating employees. No matching contributions were made to the 401(k) Plan in the years 2004 and 2003. (6) Ms. Reinard was named an executive officer in 2004.

Stock Options

         The following table sets forth information concerning options granted during 2005 under the Company's 2004 Stock Option Plan to the executive officers named in the Summary Compensation Table. Data in the table below has been adjusted, as applicable, for stock dividends and stock splits.

                      Option/SAR Grants in Last Fiscal Year

-------------------------------------------------------------------------------------
     Name         Number of     Percentage    Exercise   Expiration     Grant Date
                 Securities      of Total      or Base      Date         Present
                 Underlying    Options/SARs     Price                 Values ($) (2)
                 Options/SARs   Granted to     ($/Sh)
                  Granted       Employees
                  (#) (1)       in Fiscal
                                  Year
-------------- ------------- -------------- ----------- ------------ ----------------
John O. Brooks    15,000          17.3%        $12.33      6/16/15       $ 43,200
-------------- ------------- -------------- ----------- ------------ ----------------
Bryan R. Hyzdu    15,000          17.3%        $12.33      6/16/15       $ 43,200
-------------- ------------- -------------- ----------- ------------ ----------------
Robert E. Bloch    7,500           8.7%        $12.33      6/16/15       $ 21,600
-------------- ------------- -------------- ----------- ------------ ----------------
Patrick Carman     7,500           8.7%        $12.33      6/16/15       $ 21,600
-------------- ------------- -------------- ----------- ------------ ----------------
Shannon Reinard    7,500           8.7%        $12.33      6/16/15       $ 21,600
-------------- ------------- -------------- ----------- ------------ ----------------

(1) All options are incentive stock options, which vest ratably over a 3 year period commencing 1 year after the grant date. All options have an exercise price equal to the fair market value on the date of grant. The terms of the 2004 Plan provide that options may become exercisable in full in the event of a change of control as defined in the 2004 Stock Option Plan. See also footnote 4 to the Summary Compensation Table.
(2) The grant date present value of the option grants to the named executive officers was derived by using the Black-Scholes option-pricing model. A per share option value of $2.88 was determined based on the assumptions used including a risk-free rate equal to the seven-year interpolated treasury yield of 3.86%, volatility of 40.4%, and a seven-year maturity.

          Aggregated Option/SAR Exercises and FY-End Option/SAR Values

         The following table sets forth information concerning options exercised during 2005 under the Company's 2004 and 1999 Stock Option Plans and Fiscal Year-End Values (1) for the executive officers named in the Summary Compensation Table.

-------------------------------------------------------------------------------

      (a)           (b)         (c)            (d)                  (e)
---------------- --------  -----------   -----------------  -------------------
                                             Number of
                                            Securities            Value of
                                            Underlying           Unexercised
                                            Unexercised         In-the-Money
                  Shares                  Options/SARs at       Options/SARs
                Acquired on    Value         FY-End (#)         at FY-End ($)
                 Exercise     Realized     Exercisable/         Exercisable/
Name               (#)          ($)       Unexercisable(2)    Unexercisable(3)
---------------- --------  -----------   -----------------  -------------------
John O. Brooks     -0-         $-0-       39,375/15,000      $419,344/$70,500
---------------- --------  -----------   -----------------  -------------------
Bryan R. Hyzdu     -0-         $-0-       31,500/15,000      $335,475/$70,500
---------------- --------  -----------   -----------------  -------------------
Robert E. Bloch    -0-         $-0-       23,625/7,500       $259,166/$35,025
---------------- --------  -----------   -----------------  -------------------
Patrick Carman     -0-         $-0-       15,750/7,500       $167,738/$35,025
---------------- --------  -----------   -----------------  -------------------
Shannon Reinard    -0-         $-0-        5,000/7,500        $38,500/$35,025
---------------- --------  -----------   -----------------  -------------------

(1) The aggregate value has been determined based upon the fair market value of the Company's common stock, at year-end, minus the exercise price.
(2) The numbers in column (d) have been adjusted, as applicable, for stock dividends and stock splits.
(3) The values in column (e) are based on exercise prices adjusted, as applicable, for stock dividends and stock splits and reflect securities underlying exercisable/unexercisable options at year-end for the named executive officers as follows: Brooks, $6.35/$12.33; Hyzdu, $6.35/$12.33; Bloch, $6.03/$12.33; Carman, $6.35/$12.33; and Reinard, $9.30/$10.60
     (weighted average). The fair market value per share of the Company's common stock at the fiscal year-end was $17.00.

                      Equity Compensation Plan Information

         The table below lists information regarding Company common stock issuable upon the exercise of stock options, the weighted average exercise price of those options and the number of shares available for issuance under the 2004 and 1999 Stock Option Plans at year-end 2005 (adjusted, as applicable, for stock dividends and stock splits). The Company has no other equity compensation plan and there are no warrants or other rights outstanding that would result in the issuance of shares of Company common stock.

-------------------------------------------------------------------------------------

   Plan Category        Number of            Weighted-average  Number of securities
                        securities to be     exercise price    remaining available
                        issued upon          of outstanding    for future issuance
                        exercise of          options,          under equity
                        outstanding          warrants and      compensation plans
                        options, warrants    rights            (excluding securities
                        and rights                             reflected in column (a))
                              (a)               (b)               (c)
---------------------  ------------------  ----------------  ------------------------
Equity compensation
plans approved by           418,488            $9.06                57,875
security holders
---------------------  ------------------  ----------------  ------------------------
Equity compensation
plans not approved            -0-               -0-                  -0-
by security holders
---------------------  ------------------  ----------------  ------------------------
       Total                418,488            $9.06                57,875
---------------------  ------------------  ----------------  ------------------------

Director Compensation

         Non-employee members of the Board of Directors of the Company were paid $500 per month as a single retainer fee for attendance at all meetings of the Board of Directors of the Company and the Bank held each month during 2005. The committee chairman of the Company's Audit and Executive Committees, and the Bank's Funds Management, Loan, and Marketing Committees, each received $150 and the committee members each received $100, for each committee meeting of the Company and each committee meeting of the Bank attended. The total amount of fees paid to all directors as a group as monthly retainer fees for attendance at all monthly Board of Director meetings of the Company and the Bank and as the fees paid for attendance at each committee meeting of the Company and each committee meeting of the Bank, was $89,150 in 2005.

         The Company's 1999 Stock Option Plan was adopted by the Board of Directors of the Bank on November 15, 1999, and approved by shareholders at the 1999 Annual Meeting of Shareholders of the Bank held on May 11, 2000 (the "1999 Plan"). The Company assumed the 1999 Plan and further option grants were terminated in connection with the reorganization whereby the Bank became a wholly-owned subsidiary of the Company effective June 26, 2003. The 1999 Plan set aside 240,000 shares (378,000 shares as of April 3, 2006, adjusted for stock dividends and stock splits) of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 1999 Plan. The Company's non-employee directors, except Andal, were each granted nonstatutory options under the 1999 Plan to acquire 5,000 shares (7,875 shares as of April 3, 2006, adjusted for stock dividends and stock splits) of the Company's common stock on the date of adoption of the 1999 Plan, at a grant price of $10.00 per share ($6.35 per share as of April 3, 2006, adjusted for stock dividends and stock splits), which reflected the fair market value of the Company's common stock on the grant date. The option grants were made subject to the approval of the 1999 Plan by the shareholders of the Company. Nonstatutory stock options granted to outside directors under the 1999 Stock Option Plan generally vest at the rate of one-third per year. The 1999 Plan was terminated as to future grants effective June 26, 2003. At the time of termination of grants under the 1999 Plan, 171,000 shares (269,325 shares as of April 3, 2006, adjusted for stock dividends and stock splits) of common stock were reserved for issuance upon exercise of options outstanding under the 1999 Plan. As of April 3, 2006, there were 63,000 shares (adjusted for stock dividends and stock splits) reserved for issuance upon exercise of nonstatutory stock options previously granted to the outside directors as a group under the 1999 Stock Option Plan at a weighted average exercise price of $6.35 per share. See footnote number 4 to the Summary Compensation Table for further information regarding the 1999 Plan.

         The Company's 2004 Stock Option Plan was adopted by the Board of Directors of the Company on February 19, 2004, and approved by shareholders at the 2004 Annual Meeting of Shareholders held on May 27, 2004 (the "2004 Plan"). The 2004 Plan set aside 169,000 shares (253,500 shares as of April 3, 2006, adjusted for a stock split in 2005) of no par value common stock of the Company for the grant of incentive and nonstatutory stock options to key, full-time salaried employees and officers of the Company, and to the non-employee directors of the Company. Only nonstatutory options could be granted to non-employee directors under the 2004 Plan. The terms of the 2004 Plan are substantially similar to the terms of the 1999 Plan. As of April 3, 2006, there were 82,875 shares (adjusted for stock dividends and stock splits) reserved for issuance upon exercise of nonstatutory stock options previously granted to the outside directors as a group under the 2004 Stock Option Plan at a weighted average exercise price of $12.04 per share. See footnote number 4 to the Summary Compensation Table for further information regarding the 2004 Plan.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

         The Company and John O. Brooks entered into an employment agreement dated July 15, 2004, which replaced a prior employment agreement dated November 1, 2000. Mr. Brooks currently serves as the Chairman of the Board of Directors and Chief Executive Officer of the Company and Chairman of the Board of Directors of the Bank. The employment agreement is for a two (2) year term, subject to termination rights of the Company and Mr. Brooks. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors;
(ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Brooks and his dependents at the expense of the Company for a period of one hundred eighty
(180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to twelve (12) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twenty-four (24) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Bryan R. Hyzdu entered into an employment agreement dated July 15, 2004, which replaced a prior severance agreement dated November 1, 2002. Mr. Hyzdu currently serves as the President of the Company and President and Chief Executive Officer of the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Mr. Hyzdu. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Hyzdu and his dependents at the expense of the Company for a period of one hundred eighty (180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination;
(viii) severance payments in connection with an involuntary termination without cause equal to twelve (12) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six
(6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twenty-four (24) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Robert E. Bloch entered into an employment agreement dated July 15, 2004, which replaced a prior offer of employment letter by the Bank dated February 26, 2001. Mr. Bloch currently serves as Executive Vice President and Chief Financial Officer of the Company and the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Mr. Bloch. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Bloch and his dependents at the expense of the Company for a period of one hundred eighty (180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve
(12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Patrick Carman entered into an employment agreement dated July 15, 2004, which replaced a prior offer of employment letter by the Bank dated May 26, 2000. Mr. Carman currently serves as Executive Vice President and Chief Operating Officer/Chief Credit Officer of the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Mr. Carman. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Mr. Carman and his dependents at the expense of the Company for a period of one hundred eighty (180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve
(12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         The Company and Shannon Reinard entered into an employment agreement dated July 15, 2004, which replaced an offer letter dated February 7, 2002. Ms. Reinard currently serves as Executive Vice President and Operations Manager of the Bank. The employment agreement is for a three (3) year term, subject to termination rights of the Company and Ms. Reinard. The employment agreement includes (i) an annual base salary that includes an auto allowance as reflected in the Summary Compensation Table, which is subject to annual adjustment increase during the term in the discretion of the Board of Directors; (ii) an annual bonus payment in an amount to be determined in the discretion of the Board of Directors based upon the Company's profitability and implementation of strategic plans; (iii) four (4) weeks annual vacation; (iv) group life, health and disability insurance benefits; (v) reimbursement of business expenses incurred on behalf of the Company; (vi) group life and medical insurance benefits; (vii) continuation of group insurance coverages for Ms. Reinard and her dependents at the expense of the Company for a period of one hundred eighty
(180) days from the date of termination without cause or in connection with a change in control from the date of termination or the occurrence of certain events deemed to be the equivalent of termination; (viii) severance payments in connection with an involuntary termination without cause equal to six (6) months of base salary payable in bi-monthly installments commencing with the month immediately following the termination; and (ix) severance payments in connection with an involuntary termination or certain events deemed to be the equivalent of termination occurring within twenty-four (24) months following a change in control, or upon voluntary resignation at any time during the period commencing on the expiration of six (6) months following a change in control through the expiration of twelve (12) months following a change in control, equal to twelve
(12) months of base salary payable in lump sum within thirty (30) days of any such termination, event or resignation.

         Recognizing the importance of building and retaining a competent management team, additional agreements were entered into with Messrs. Brooks, Hyzdu, Bloch and Carman effective as of September 10, 2003, and with Ms. Reinard effective as of June 1, 2005, in each case to provide post-retirement benefits to the named executive officers. The agreements for Messrs. Hyzdu, Bloch and Carman were amended on August 8, 2005 to, among other matters, (i) conform certain benefit factors among the agreements for Messrs. Hyzdu, Bloch, Carman and Ms. Reinard including age, service and compensation factors, (ii) adjust the annual retirement benefit payments to the amounts specified below to reflect such factors and cost of living adjustments based thereon, and (iii) change the normal retirement age from sixty-six (66) to age sixty-five (65). The terms of the agreements with the named executive officers include the amounts each will receive upon the occurrence of certain specified events, including normal retirement and in the case of Mr. Hyzdu and Ms. Reinard, early retirement on or after a specified age coinciding with fifteen (15) years of service. A lump-sum premium payment of approximately three million one hundred ninety-four thousand dollars ($3,194,000) was paid to acquire insurance policies on the lives of the named executive officers as a funding mechanism in connection with the agreements. The Bank is the owner and beneficiary of the policies and is entitled to the increase in cash surrender value represented by the policies. The increase in cash surrender value is accrued monthly and reflected in the Company's consolidated financial statements as a category under "Other income." The Bank pays a bonus payment each year to the named executive officers to satisfy taxes applicable to each named executive officer which amounts are reflected in the Summary Compensation Table. The agreements provide for annual retirement benefit payments of (i) forty thousand dollars ($40,000) for Mr. Brooks at age sixty-six (66), (ii) one hundred thirty-three thousand dollars ($133,000) for Mr. Hyzdu at age sixty-five (65) and a reduced amount upon early retirement beginning at age fifty-six (56) or thereafter and prior to normal retirement ranging from seventy-seven thousand nine hundred seventy-four dollars ($77,974) to one hundred twenty-six thousand eight hundred eighty-six dollars ($126,886), (iii) seventy-one thousand dollars ($71,000) for Mr. Bloch at age sixty-five (65), (iv) seventy-seven thousand dollars ($77,000) for Mr. Carman at age sixty-five (65), and (v) sixty-four thousand dollars ($64,000) for Ms. Reinard at age sixty-five (65) and a reduced amount upon early retirement beginning at age fifty-nine (59) or thereafter and prior to normal retirement ranging from thirty eight thousand one hundred eighteen dollars ($38,118) to fifty-eight thousand eight hundred thirty-eight dollars ($58,838). The annual retirement benefit amounts are each payable in equal monthly installments over a fifteen (15) year period. In the event of an employee's death, all remaining amounts due are anticipated to be paid to the employee's designated beneficiary over the remaining payout period. Other events which may alter when payment of the annual retirement benefit is to begin, or the amount which is to be paid, include: (i) disability prior to normal retirement or early termination other than for cause, death, disability or a change of control, in which cases the executive officer shall be entitled to a lesser benefit payment amount based upon an accrual balance representing the liability accrued to satisfy the benefit payments due to the executive officer; and (ii) termination within a specified period following a change of control, in which case the executive officer is entitled to receive the normal retirement benefit payment described above in equal monthly installments for fifteen (15) years beginning in the month following the executive officer's normal retirement age.

Change of Control

         Management is not aware of an arrangement which may, at a subsequent date, result in a change of control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and ten percent or more shareholders of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes of ownership of the Company's equity securities. Officers, directors and ten percent or more shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2005, all
Section 16(a) filing requirements applicable to its executive officers, directors and beneficial owners of ten percent or more of the Company's equity securities appear to have been met.

Code of Ethics

         The Board of Directors has adopted a "code of ethics" as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002. The code of ethics requires that the Company's directors, officers (including the principal executive, financial and accounting officers, or controller and persons performing similar functions) and employees conduct business in accordance with the highest ethical standards and in compliance with all laws, rules and regulations applicable to the Company. The code of ethics is intended to supplement the provisions of any other personnel policies of the Company or codes of conduct which may establish additional standards of ethical behavior applicable to the Company's directors, officers and employees. The code of ethics was filed as Exhibit 14.1 to the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, and may be accessed through the Company's website by following the instructions for accessing reports filed with the Securities and Exchange Commission hereafter in this Proxy Statement under the heading "Website Access."

Certain Relationships and Related Transactions

         There have been no transactions, or series of similar transactions, during 2005 and 2004, or any currently proposed transaction, or series of similar transactions, to which the Company or the Bank was or is to be a party, in which the amount involved exceeded or will exceed $60,000 and in which any director of the Company or the Bank, executive officer of the Company or the Bank, any shareholder owning of record or beneficially 5% or more of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had, or will have, a direct or indirect material interest.

         Some of the directors and officers of the Company and the companies with which those directors and officers are associated are customers of, and have had banking transactions with the Company, through the Bank, in the ordinary course of the Company's business during the last two years, and the Company expects to have banking transactions with such persons in the future. In the opinion of the Company's management, all loans and commitments to lend in such transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Loans to executive officers of the Company and the Bank are subject to limitations as to amount and purposes prescribed in part by the Federal Reserve Act, as amended, and the regulations of the Federal Deposit Insurance Corporation.

                                 PROPOSAL NO. 2

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Vavrinek, Trine, Day & Co., LLP, certified public accountants, served the Company and the Bank as independent public accountants and auditors in connection with various services described below for the 2005 and 2004 fiscal years at the direction of the Board of Directors of the Company. Vavrinek, Trine, Day & Co., LLP has no interests, financial or otherwise, in the Company. The services rendered by Vavrinek, Trine, Day & Co., LLP during the 2005 and 2004 fiscal years were audit services, consultation in connection with various accounting matters and preparation of tax returns.

         The table below summarizes the services rendered to the Company by Vavrinek, Trine, Day & Co., LLP, during the 2005 and 2004 fiscal years.

------------------------------------------------------------------------------
    Category of Services         Fiscal Year 2005        Fiscal Year 2004
----------------------------- --------------------- -------------------------
Audit Fees (1)                       $37,000                  $29,425
----------------------------- --------------------- -------------------------
Audit-Related Fees (2)                   -0-                      300
----------------------------- --------------------- -------------------------
Tax Fees (3)                           5,000                    4,000
----------------------------- --------------------- -------------------------
All Other Fees                           -0-                     -0-
----------------------------- --------------------- -------------------------
Total Accounting Fees                $42,000                  $33,725
----------------------------- --------------------- -------------------------

(1) Audit fees consisted of services for the audit of the financial statements included in the Company's annual report on Form 10-KSB for the years ended December 31, 2005 and 2004, and for reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB during the fiscal years 2005 and 2004.
(2)  Audit-related fees consisted of general assistance on SEC matters.
(3) Tax fees consisted primarily of assistance relating to tax compliance and reporting.

         The Audit Committee approved each professional service rendered by Vavrinek, Trine, Day & Co., LLP during the 2005 and 2004 fiscal years and considered whether the provision of such services is compatible with Vavrinek, Trine, Day & Co., LLP maintaining its independence. The approval of such professional services included pre-approval of all audit and permissible non-audit services provided by Vavrinek, Trine, Day & Co., LLP. These services included audit, tax and other services described above. The Audit Committee Charter attached as Appendix B includes a policy of pre-approval of all services provided by the Company's independent public accountants. The Audit Committee approved one hundred percent (100%) of all such professional services provided by Vavrinek, Trine, Day & Co., LLP during the 2005 and 2004 fiscal years. It is anticipated that one or more representatives of Vavrinek, Trine, Day & Co., LLP will be present at the Annual Meeting and will be able to make a statement if they so desire and answer appropriate questions.

         The Board of Directors has selected Vavrinek, Trine, Day & Co., LLP to serve as the Company's independent public accountants for the year 2006. The ratification of the selection of Vavrinek, Trine, Day & Co., LLP as the Company's independent public accountants requires the affirmative vote of the holders of a majority of the shares of Company common stock present in person or represented by proxy and entitled to vote at the Annual Meeting.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2.

                          ANNUAL REPORT ON FORM 10-KSB

         THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH SHAREHOLDER SOLICITED BY THIS PROXY STATEMENT A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO SERVICE 1ST BANCORP, 49 W. 10th STREET, TRACY, CALIFORNIA 95376, ATTENTION: JEAN STEBBINS, CORPORATE SECRETARY. EACH REQUEST MUST SET FORTH A GOOD FAITH REPRESENTATION THAT AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS A BENEFICIAL OWNER OF COMPANY COMMON STOCK AND ENTITLED TO VOTE AT THE ANNUAL MEETING.

                                 WEBSITE ACCESS

         Information regarding the Company and the Bank may be obtained from the Company's website at www.service1stbank.com. Copies of the Company's annual report on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, and Section 16 reports by Company insiders, including exhibits and amendments thereto, are available free of charge on the Company's website as soon as they are published by the Securities and Exchange Commission through a link to the Edgar reporting system maintained by the Securities and Exchange Commission. To access Company filings, select the "Go to Service 1st Bancorp" menu item on the Company website, then select either "Click here to view Service 1st Bancorp SEC Filings," followed by selecting "Continue to view SEC Filings" to view or download copies of reports including Form 10-KSB, 10-QSB or 8-K, or select "Click here to view Section 16 Reports," followed by selecting "Continue to view Section 16 Reports," to view or download reports on Forms 3, 4 or 5 of insider transactions in Company securities.

                                  ANNUAL REPORT

         The Annual Report to Shareholders for the year ended December 31, 2005, is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 3, 2006.

                             SHAREHOLDERS' PROPOSALS

         Next year's Annual Meeting of Shareholders is currently scheduled to be held on May 17, 2007. Any shareholder desiring to submit a proposal for action at the 2007 Annual Meeting of Shareholders which is desired to be presented in the Company's proxy statement with respect to the 2007 Annual Meeting of Shareholders, should mail the proposal by certified mail return receipt requested, to the Company, 49 W. 10th Street, Tracy, California 95376,
Attention: Jean Stebbins, Corporate Secretary. All such proposals must be received by the Company not later than December 19, 2006. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included, and other aspects, are regulated by the Securities Exchange Act of 1934, as amended. Management of the Company will have discretionary authority to vote proxies obtained by it in connection with any shareholder proposal not submitted on or before December 19, 2006.

                                  OTHER MATTERS

         Management is not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is brought before the Annual Meeting, the persons named as proxyholders in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with the recommendations of management.


                                       By Order of the Board of Directors

Dated:  April 17, 2006
Tracy, California                      /s/ JEAN STEBBINS
                                       -----------------------------------------
                                       Jean Stebbins, Corporate Secretary

APPENDIX A

                               SERVICE 1ST BANCORP

                               NOMINATING CHARTER


I.       Purpose

         The purpose of the Nominating Charter is to establish a written charter concerning the process of identifying, evaluating and nominating candidates, including candidates proposed by shareholders, for election to the Board of Directors.

II.      Board Functioning as Nominating Committee

         The Board of Directors performs the functions of a nominating committee with responsibility for considering appropriate candidates as directors. The Board of Directors believes that the participation of the full Board of Directors in considering candidates is an efficient process in view of the size of the Board of Directors.

         Candidates proposed as nominees for election to the Company's Board of Directors shall be evaluated and selected by the "independent" members of the Board of Directors. Director independence shall be determined in accordance with applicable rules of the Securities and Exchange Commission and, as and if applicable, the Nasdaq Listing Rules.

III.     Nomination Process and Criteria

         1. Candidates shall be evaluated based on the criteria established by the Board of Directors. Minimum criteria for non-employee candidates includes "independence" and "financial literacy," as defined under applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and, as and if applicable, Nasdaq Listing Rules. Additional criteria may include (a) satisfactory results of any background investigation, (b) experience and expertise, (c) financial resources, (d) ability to devote the time and effort necessary to fulfill the responsibilities of a director, (e) involvement in community activities in the market areas served by the Company and its subsidiary, Service 1st Bank, that may enhance the reputation of the Company and the Bank, and (f) such other criteria as the Board of Directors may determine to be relevant. The Company and the Bank operate in a highly regulated industry and are subject to the supervision, regulation and periodic examination by state and federal banking regulatory authorities including the Board of Governors of the Federal Reserve System, California Commissioner of Financial Institutions and Federal Deposit Insurance Corporation. Directors of the Company and the Bank are subject to certain rules and regulations and potential liabilities not otherwise applicable to directors of non-banking organizations. Consequently, the Board of Directors may choose to include more extensive inquiries into personal background information including confirmation of the accuracy and completeness of background information by (a) requiring candidates to complete questionnaires to elicit information of the type required to be disclosed by the Company in reports filed with the Securities and Exchange Commission, state and federal banking regulatory authorities, or other governmental authorities having jurisdiction over the Company and the Bank,
                  (b) conducting background investigations by qualified independent organizations experienced in conducting criminal and civil investigatory reviews, and (c) such other personal and financial reviews and analyses as the Board of Directors may deem appropriate in connection with the consideration of candidates.

         2. Any recommendations by shareholders will be evaluated by the Board of Directors in the same manner as any other recommendation and in each case in accordance with the Nominating Charter. Shareholders that desire to recommend candidates for consideration by the Company's Board of Directors should mail or deliver written recommendations to the Company addressed as follows: Board of Directors, Service 1st Bancorp, 49 W. 10th Street, Tracy, CA 95376. Each recommendation should include biographical information indicating the background and experience of the candidate that qualifies the candidate for consideration as a director for evaluation by the Board of Directors. Shareholders who wish to nominate a candidate for election to the Company's Board of Directors, as opposed to recommending a potential nominee for consideration by the Board of Directors, are required to comply with the advance notice and any other requirements of the Company's bylaws or applicable laws and regulations.

         3. Any candidate nominated for election to the Board of Directors must receive a majority of votes in favor of nomination from independent members of the Board of Directors. Directors who are not independent shall not vote, but may be present during the voting.

         4. Each candidate shall be required to meet with the Board of Directors.

         5. Each existing member of the Board of Directors whose term is ending must be evaluated for nomination to be re-elected. This review will include review of attendance, participation, continuing education, investment in shares, business development and community involvement. In lieu of the information required to be provided by new candidates for election to the Board of Directors described above in paragraph 3, the Board of Directors may rely upon the information contained in the most recent annual Directors and Officers Questionnaire completed by the existing member of the Board of Directors, subject to such updated information as the Board of Directors may deem appropriate. Such existing members of the Board of Directors must receive a majority of votes in favor of nomination from the other independent directors.

         6. The Board of Directors may also elect to use organizations in the future to identify or evaluate candidates for consideration by the Board of Directors.

IV.      Annual Nominations

         The Board of Directors shall evaluate and select nominees for election
         (a) annually prior to distribution of the Company's proxy solicitation materials and (b) at such other times as may be appropriate to fill vacancies in accordance with the Company's bylaws.

V.       Conflicts

         Any conflicts between the provisions of this Charter and the provisions of the Company's bylaws shall be resolved in favor of the bylaw provisions and nothing contained herein shall be construed as an amendment of the Company's bylaws.

APPENDIX B

                               SERVICE 1ST BANCORP

                             AUDIT COMMITTEE CHARTER

PURPOSE

         The Audit Committee ("Committee") is appointed by the Board of Directors to assist the Board of Directors, among other matters, in monitoring the following:

         1. The integrity of the Company's financial statements, financial reporting processes and internal controls regarding finance, accounting, regulatory and legal compliance;

         2. The independence, qualifications and performance of the Company's independent public accountants;

         3.       The performance of the Company's internal auditors;

         4. Communications among the independent public accountants, management, internal auditors, and the Board of Directors; and

         5. Procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

COMMITTEE MEMBERSHIP

         The Committee shall be comprised of at least three directors. Each member of the Committee shall have the following attributes, subject to permissible exceptions:

         1. Independence, as defined in applicable rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, and, as and if applicable, the Nasdaq Listing Rules, including that a member shall not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and

         2. The ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

         At least one member of the Committee shall be an "Audit Committee Financial Expert" as defined in the rules promulgated by the Securities and Exchange Commission, or in the event that no member of the Committee qualifies as an Audit Committee Financial Expert, at least one member of the Committee shall be "financially sophisticated" as defined in the Nasdaq Listing Rules. The members of the Committee shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

MEETINGS

         The Committee shall meet as often as it determines necessary, but not less frequently than quarterly each fiscal year. The Committee shall meet periodically with the Company's management, independent public accountants, internal auditor, and, as applicable, its compliance officer.

         The Committee may request any officer or employee of the Company, or the Company's counsel, or independent public accountants, or internal auditors, or compliance officer, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

         The Committee, in its capacity as a committee of the Board of Directors, shall be directly responsible for the appointment of the independent public accountants (subject, if applicable, to shareholder ratification) and for the retention, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent public accountant shall report directly to the Committee.

         The Committee shall pre-approve all audit services and permissible non-audit services to be performed for the Company by the independent public accountants, subject to any permitted exceptions for pre-approval of non-audit services pursuant to rules and regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq.

         The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent public accountants for the purpose of preparing or issuing an audit report or performing other audit, review or attest services and to any other advisors employed by the Committee.

         The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

         The Committee shall make regular reports to the Board of Directors. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval.

         The Committee, to the extent required by applicable rules or regulations of the Securities and Exchange Commission and/or, as applicable, Nasdaq, or as the Committee deems necessary or appropriate, shall perform the following:

         1.       Financial Statement and Disclosure Matters

         (a) Review with management and the independent public accountants the annual audited financial statements, including disclosures made in the Company's Annual Report on Form 10-KSB or 10-K, as applicable.

         (b) Review with management, the independent public accountants, the internal auditors and Company counsel any certification provided by management related to the Company's financial statements. Review with management, the independent public accountants, and the internal auditors management's assertion regarding the design effectiveness and operation efficiency of the Company's internal control over financial reporting and compliance with the applicable laws and regulations.

         (c) Review with management and the independent public accountants significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any material issues as to the adequacy of the Company's internal controls and any actions taken or adopted in light of material control deficiencies.

         (d) Review a report by the independent public accountants concerning (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and (iii) any other material written communications between the independent public accountants and the Company's management.

         (e) Review with management and the independent public accountants the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         (f) Review with management the Company's major financial risk exposures and the actions management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         (g) Review with the independent public accountants (i) the matters required to be discussed by the Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented;
(ii) the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and the independence of the independent public accountants related thereto; and (iii) matters relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

         (h) Review disclosures made to the Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         2.       Independent Public Accountant Oversight

         (a) Review the length of time the lead and concurring partner of the independent public accountants' team has been engaged to audit the Company.

         (b) On an annual basis, the Committee shall review and discuss with the independent public accountants (i) all relationships they have with the Company that could impair the independent public accountant's independence; (ii) the independent public accountant's internal quality control procedures; and
(iii) any material issues raised by the most recent internal quality control review or peer review of the independent public accountant's firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent public accountant's firm, and the steps taken to deal with those issues.

         (c) Ensure the rotation of the lead audit partner of the independent public accountants having primary responsibility for the Company's audit and the audit partner responsible for reviewing the audit to the extent required by applicable law or regulation.

         (d) Prohibit, to the extent required by applicable law or regulation, the hiring of any employee of the independent public accountants who was engaged on the Company's account and who would be employed by the Company in a financial reporting oversight role.

         (e) Meet with the independent public accountants prior to the Company's audit to discuss the planning and staffing of the audit.

         3.       Internal Audit Oversight

         (a) Approve the appointment and replacement of the independent firm of internal auditors; including the independence and authority of the auditors' reporting obligations.

         (b) Review significant reports to management prepared by the auditors and management's responses.

         (c) Review with the auditors and management the auditors' responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

         (d) Review the audit scope and audit staffing plan and discuss the completeness of coverage and effective use of audit resources with both the auditors and the independent public accountants.

         (e) Review with the auditors a progress report on the internal audit plan and any significant changes with explanations for any changes from the original plan.

         (f) Receive confirmation from both the auditors and the independent public accountants that no limitations have been placed on the scope or nature of their audit process or procedures.

         4.       Compliance and Internal Control Oversight

         (a) Review reports and disclosures of insider and affiliated party transactions.

         (b) Review with management and the independent public accountants any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's internal controls, financial statements or accounting policies.

         (c) Review legal matters that may have a material impact on the financial statements or the Company's compliance policies with the Company's counsel.

         (d) Review the adequacy and effectiveness of the Company's internal controls and security matters with management, the auditors and the independent public accountants.

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                  SERVICE 1ST BANCORP




                              FOLD AND DETACH HERE
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                           PLEASE DATE AND SIGN BELOW       |
                                                            |
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN        |
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED               |
SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL       |
BE VOTED "FOR" ELECTION OF ALL THE DIRECTORS NOMINATED      |
AND NAMED IN THE PROXY STATEMENT AND "FOR" RATIFICATION     |
OF THE SELECTION OF VAVRINEK, TRINE, DAY & CO., LLP, AS     |
INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2006. IF        |
ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING       |
OR ANY POSTPONEMENTS OR ADJOURNMENTS OF THE ANNUAL          |
MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE       |
VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF             |Please Detach Here
MANAGEMENT.                                                 |
                                                            |You Must Detach
Please date this proxy and sign your name(s) exactly as     |This Portion of
set forth on your stock certificate(s). When signing as     |the Proxy Card
attorney, executor, conservator, administrator,             |Before Returning
trustee, guardian, officer or in a similar                  |  it in the
representative capacity, please give full title. If a       |Enclosed Envelope.
corporation, please sign the full corporate name by the     |
president or other authorized officer. If a                 |
partnership, please sign the full partnership name by       |
an authorized partner. If more than one trustee, all        |
should sign. All joint owners should sign.                  |
                                                            |
[ ] I DO EXPECT TO             [ ] I DO NOT EXPECT TO       |
ATTEND THE ANNUAL MEETING      ATTEND THE ANNUAL MEETING    |
                                                            |
__________________________     __________________________   |
(Signature of Shareholder)     (Date)                       |
                                                            |
                               _________________________    |
                               Signature of Shareholder)    |
                                                            |
                                THIS PROXY IS SOLICITED     |
                                ON BEHALF OF THE BOARD      |
                                OF DIRECTORS AND MAY BE     |
                                REVOKED PRIOR TO ITS        |
                                EXERCISE BY FILING WITH     |
                                THE SECRETARY OF THE        |
                                COMPANY A DULY EXECUTED     |
                                PROXY BEARING A LATER       |
                                DATE, OR AN INSTRUMENT      |
                                REVOKING THIS PROXY, OR     |
                                BY ATTENDING THE ANNUAL     |
                                MEETING AND VOTING IN       |
                                PERSON.                     |

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                  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
 PROXY            AND MAY BE REVOKED PRIOR TO ITS EXERCISE. The undersigned
                  hereby appoints Messrs. Robert D. Lawrence and Michael K.
SERVICE 1st       Repetto as proxies with full power of substitution, to
 BANCORP          represent, vote and act with respect to all shares of common stock of Service 1st Bancorp (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 6:00 p.m. on May 18, 2006, at the Tracy Office of the Company's subsidiary, Service 1st Bank, 60
                  W. 10th Street, Tracy, California, 95376, or at any and all postponements or adjournments of the Annual Meeting, with all the powers the undersigned would possess if personally present, including authority to cumulate votes represented by the shares covered by this proxy in the election of directors, as follows:


1. Election of the twelve (12) persons named below as directors.

   Dean F. Andal              Robert D. Lawrence          Michael K. Repetto
   John O. Brooks             Frances C. Mizuno           Anthony F. Souza
   Eugene C. Gini             Richard R. Paulsen          Albert Van Veldhuizen
   Bryan R. Hyzdu             Toni Marie Raymus           Donald L. Walters

[ ] FOR ALL NOMINEES LISTED ABOVE         [ ] WITHHOLD AUTHORITY
(except as marked to the contrary         (to vote for all nominees listed
below)                                    above)

(INSTRUCTION: To withhold authority to vote for any individual nominee or nominees write the nominee name or names on the space provided below)


  ______________________________________________________________________________

2. Ratification of the selection of Vavrinek, Trine, Day & Co., LLP as independent public accountants for the year 2006.

         [ ] FOR              [ ] AGAINST               [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any and all postponements or adjournments of the Annual Meeting.